SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2010


                             CIRALIGHT GLOBAL, INC.
             (Exact name of registrant as specified in its charter)



          Nevada                      0-54036                    26-4549003
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)          Identification Number)

              670 E. Parkridge, Suite 112, Corona, California 92879
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (877) 520-5005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.133-4(c))
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ITEM 7.01 REGULATION FD DISLOSURE.

     A copy of our press release issued on September 29, 2010, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

         99.1  Press Release dated September 29, 2010

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: September 29, 2010

                                        CIRALIGHT GLOBAL, INC.


                                        By: /s/ Jeffrey S. Brain
                                           -------------------------------------
                                           Jeffrey S. Brain
                                           President and Chief Executive Officer

                                       2
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                                 EXHIBIT INDEX


Exhibit No.                  Description of Exhibit
-----------                  ----------------------

   99.1             Press Release dated September 29, 2010